Exhibit 10.30

CONSENT TO MERGER TRANSACTION AND WAIVER TO CREDIT AGREEMENT

This CONSENT TO MERGER TRANSACTION AND WAIVER TO CREDIT AGREEMENT (this “Consent”) is dated as of December 31, 2020 (the “Effective Date”) and is entered into among Products Licensing LLC (the “Products”), Playboy Enterprises International, Inc., (“Parent”), Playboy Enterprises, Inc. (“PEI”), and Yandy Enterprises LLC (f/k/a Y Acquisition Co. LLC), a Delaware limited liability company (the “New Borrower” and together with Products, Parent, and PEI, collectively, “Borrowers”), DBD Credit Funding LLC, as Administrative Agent, and the Lenders whose signatories are affixed hereto.

RECITALS

WHEREAS, the Borrowers, certain Lenders, and Administrative Agent have entered into that certain Credit Agreement dated as of June 24, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, (i) Section 6.03 of the Credit Agreement prohibits the merger of any Loan Party with any other Person, (ii) Section 6.04 of the Credit Agreement prohibits certain Investments and (iii) Section 6.11 of the Credit Agreement prohibits transactions with any Affiliate of the Borrowers that is not a Loan Party, in each case, subject to certain exceptions set forth in the Credit Agreement (collectively, the “Subject Covenants”);

WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders that PEI intends to enter into (i) that certain Agreement and Plan of Merger, substantially in all material respects in the form attached as Exhibit A (the “Merger Agreement”), by and among Mountain Crest Acquisition Corp., a Delaware corporation (“MCAC”), MCAC Merger Sub Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of MCAC, Suying Liu and PEI, pursuant to which MCAC, Merger Sub and PEI shall (x) effect a merger of Merger Sub with and into PEI pursuant to which PEI will be the surviving corporation and become a wholly owned subsidiary of MCAC (the “Merger”) and (y) purchase certain Insider Shares (as defined in the Merger Agreement) (the “Share Purchase”), (ii) the Stock Purchase Agreement substantially in all material respects in the form attached as Exhibit B, by and among MCAC, PEI and the other parties thereto (the “Stock Purchase Agreement”), and (iii) certain other documents in connection with the foregoing (together with the Merger Agreement and Stock Purchase Agreement, collectively, the “Transaction Documents”);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders enter into this Consent (i) to consent to the Transactions (as described and defined below) and (ii) to consent to a waiver of the Subject Covenants that would otherwise be violated by the Borrowers and Guarantors (x) executing the Transaction Documents and/or (y) consummating the Transactions pursuant to such Transaction Documents; and

WHEREAS, subject to the terms and conditions hereof, the Lenders, which constitute Required Lenders, executing this Consent are willing to do so.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Waiver and Consent.

The Administrative Agent and the Required Lenders hereby (i) consent to the consummation of the Transactions and the performance by PEI and the other Borrowers of their obligations under the Transaction Documents and (ii) waive any default or event of default that has occurred or will result from the failure to comply with the Subject Covenants as a result of the Borrowers and Guarantors (x) executing the Transaction Documents and/or (y) consummating the Transactions pursuant to such Transaction Documents. For purposes of this Consent, the “Transactions” means the Merger, the Share Purchase and the consummation of the other transaction under the Transaction Documents.

2.                  No Other Waiver. The waiver and consent set forth in Section 1 herein is limited as specified and shall not constitute or be deemed to constitute (i) an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Credit Agreement or any other Loan Document other than as specifically set forth therein, or (ii) an agreement by the Administrative Agent, or any Lender to consent to any future amendment, waiver, modification or consent with respect to any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby confirmed and ratified in all respects, including with respect to any security interest or Lien granted to the Administrative Agent pursuant to the terms of the Loan Documents.

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2

IN WITNESS WHEREOF, each of the parties hereto has caused this Waiver and Consent to be duly executed by a respective authorized officer as of the day and year first above written.

BORROWERS

PRODUCTS LICENSING LLC

By:	/s/ David Israel
Name:	David Israel
Title:	Chief Financial Officer

PLAYBOY ENTERPRISES INTERNATIONAL, INC.

By:	/s/ David Israel
Name:	David Israel
Title:	Treasurer

PLAYBOY ENTERPRISES, INC.

By:	/s/ David Israel
Name:	David Israel
Title:	Treasurer

YANDY ENTERPRISES LLC

By:	/s/ David Israel
Name:	David Israel
Title:	Manager

Signature Page to Waiver and Consent

Administrative Agent:

DBD CREDIT FUNDING LLC

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	President

Signature Page to Waiver and Consent

Lenders:

FLF I AB Holdings Finance L.P.

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	President

Signature Page to Waiver and Consent

FLF I Holdings Finance L.P.

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	President

Signature Page to Waiver and Consent

Fortress Credit Opportunities VI CLO Limited

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	President

Signature Page to Waiver and Consent

Fortress Credit Opportunities VII CLO Limited

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	President

Signature Page to Waiver and Consent

Fortress Credit Opportunities IX CLO Limited

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	President

Signature Page to Waiver and Consent

Fortress Credit Opportunities XI CLO Limited

By:	/s/ Constantine Dakolias
Name:	Constantine Dakolias
Title:	President